UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2025

Marin Software Incorporated

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35838	20-4647180
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

149 New Montgomery Street, 4th Floor San Francisco, California		94105
(Address of Principal Executive Offices)		(Zip Code)

(415) 399-2580

Registrant’s Telephone Number, Including Area Code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	MRIN	The Nasdaq Capital Market*

* On June 17, 2025, Marin Software Incorporated (the “Company” or “we”) received a written notice from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that Nasdaq had determined to delist the Company’s common stock as a result of the Company failing to comply with certain continued listing requirements and provide a definitive plan evidencing compliance with the continued listing requirements. On June 26, 2025, the Company’s common stock was suspended from trading on Nasdaq. The delisting of the Company’s common stock from Nasdaq will become effective 10 calendar days after Nasdaq has filed a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”). The deregistration of the Company’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the SEC may determine, after the filing of the Form 25.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry in a Material Definitive Agreement.

The information set forth under “DIP Note” and “Restructuring Support Agreement” in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership.

Voluntary Petition for Bankruptcy

On July 1, 2025 (the “Petition Date”), Marin Software Incorporated, a Delaware corporation (the “Company”), filed a voluntary petition for relief under chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing a chapter 11 case for the Company (the “Chapter 11 Case”). The case number is 25-11263 and the case is styled as In re Marin Software Incorporated. Additional information regarding the Chapter 11 Case is available at www.donlinrecano.com/mrin. The documents and other information on this website are not part of this Current Report and shall not be incorporated by reference.

The Company will continue to operate its business as a “debtor in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code, orders of the Bankruptcy Court, and applicable non-bankruptcy law. The Company has made various “first day” motions with the Bankruptcy Court that are intended to enable the Company to continue its ordinary course operations and facilitate an orderly transition of its operations into chapter 11. In addition, the Bankruptcy Court has entered an order (the “Interim DIP Order”) granting the Company’s request to obtain debtor-in-possession financing (the “DIP Financing”) in the form of the DIP Note (as defined and described below).

DIP Note

The Interim Order authorizes the Company, in its capacity as a borrower, to obtain postpetition financing in an aggregate maximum principal amount of $1,200,000, including up to $500,000 on an interim basis, in accordance with that postpetition secured promissory note (the “DIP Note”),by and among the Borrower and YYYYY, LLC (“5Y”). The Company entered into the DIP Note on July 3, 2025 and it became immediately effective. The DIP Note becomes due and payable on the first to occur of the following (the “Maturity Date”): (i) the effective date of the Plan (as defined below), (ii) September 30, 2025, (iii) upon acceleration of the DIP Note pursuant to the terms of the DIP Note, and (iv) a Termination Date (as defined in the DIP Note). The DIP Note accrues interest at a fixed rate per annum equal to ten percent (10%), payable quarterly in arrears on a payment-in-kind basis, and calculated on the basis of a 360-day year for the number of days elapsed. After the Maturity Date or during the continuance of an Event of Default (as defined in the DIP Note) the DIP Note shall bear an interest rate equal to thirteen percent (13%). Accrued, unpaid interest on the DIP Note shall be compounded on the last day of each month. The DIP Note contains customary Event of Default terms including, but not limited to, failure to make any payment as it becomes due and payable, any representation, warranty, or statement being untrue on the date it was made, the Bankruptcy Court entering an order dismissing the Chapter 11 Case or converting it into a case under chapter 7 or any other chapter, and failure to satisfy any of the Chapter 11 Milestones (as set forth in the DIP Note). The DIP Note has a senior security interest and lien granted on all of the Company’s assets and property. The proceeds of the DIP Financing may be used for, among other things, postpetition working capital and other ordinary course needs of the Company’s operations, payment of costs to administer the Chapter 11 Case, payment of expenses and fees of the transactions contemplated by the Chapter 11 Case and payment of other costs, in each case, subject to an approved budget and such other purposes permitted under the DIP Note and the Interim DIP Order.

The foregoing summary of the DIP Note does not purport to be complete and is subject to, and qualified in its entirety by, the DIP Note, which is filed hereto as Exhibit 10.1.

Restructuring Support Agreement

On July 1, 2025, the Company entered into a Restructuring Support Agreement (the “RSA”) with Kaxxa Holdings, Inc. (the “Plan Sponsor”) and 5Y related to a proposed restructuring transaction whereby the Plan Sponsor would acquire 100% of the equity interests of the reorganized Company and substantially all of the assets of the Company (the “Proposed Transaction”), subject to the Subscription Option (discussed below), pursuant to a plan of reorganization (the “Plan”) under the Bankruptcy Code, subject to the terms set forth in the Plan and confirmation by the Bankruptcy Court. The Chapter 11 Case was filed in furtherance of the Proposed Transaction and the Plan. As part of the Proposed Transaction, the Company’s cash and accounts receivable accrued prior to July 1, 2025 will be excluded assets under the Plan and will not be transferred to the Plan Sponsor, and the Company shall be entitled to retain any remaining cash in its accounts on the effective date of the Plan. The Plan Sponsor will not acquire any employee obligations, executory contracts, or other corporate obligations or liabilities other than those that it explicitly assumes pursuant to the Plan. Subject to and upon the effective date of the Plan (the “Effective Date”), the Plan Sponsor will contribute $5,500,000 (the “Plan Consideration”) in cash to the Company to fund the Plan. The Plan Consideration will be utilized for purposes of making required distributions under the Plan. The Proposed Transaction will allow the Company’s existing and new customers to utilize its platform and services, The Company anticipates the Plan Consideration will be sufficient to pay unsecured creditors in full, and provide a distribution of remaining funds to stockholders.

Under the RSA, the Plan Sponsor will work with the Company in good faith to negotiate and document the Plan, the Plan confirmation order and all ancillary documents, and will defer to the Company as to the amount and form of distributions to creditors and/or equity holders in accordance with Bankruptcy Code’s priority scheme; provided that 5Y, an affiliate of Plan Sponsor, will waive its right to a distribution on account of its first priority secured prepetition lender claim (the “Prepetition Lender Claim”) in the amount of approximately $300,000 pursuant to that certain Secured Promissory Note, dated June 6, 2025 (the “Secured Note”), the entry of which was first disclosed on the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 9, 2025, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K, for the benefit of unsecured creditors and equity holders. On the Effective Date, all existing Company equity interests shall be retired, cancelled, extinguished and discharged, and holders of equity interests shall receive their pro rata share of $5,500,000 after payment of all allowed creditor claims against the Company in full. On the Effective Date, 1,000 shares of new equity interests in the reorganized Company (the “New Equity”), constituting the entirety of the reorganized Company’s equity interests, shall be issued to the Plan Sponsor, subject to the Subscription Option as further described in the RSA. The New Equity shall be free and clear of all liens, claims, rights, interests, security interests, and encumbrances of any kind (except those, if any, that are expressly approved in writing by Plan Sponsor in its sole and absolute discretion) as provided in the Plan.

It is a condition precedent to confirmation of the Plan that certain conditions have been satisfied or waived, and additional conditions precedent to the occurrence of the Effective Date that certain conditions, including but not limited to, the Plan confirmation order being in a form and substance acceptable to the Company, the Plan Sponsor, and 5Y, and the Plan providing that all of the common stock of the reorganized Company is being issued to the Plan Sponsor free and clear of all liens, claims, rights, interests, security interests, and encumbrances, each as set forth in the RSA.

To compensate the Plan Sponsor (i) for agreeing to be the Plan Sponsor and (ii) for performing the substantial due diligence and incurring the expenses necessary, with the knowledge and risk that the Company may seek to invoke a “fiduciary out” during the Chapter 11 Case, the Company shall pay to the Plan Sponsor a break-up fee in the amount of $175,000 (the “Break-Up Fee”), plus reimbursement of its reasonable legal expenses in connection with the Proposed Transaction (collectively, the “Plan Sponsor Protections”), as follows: In the event that the Bankruptcy Court (or other court of competent jurisdiction) approves an Alternative Transaction (as defined in the RSA), then the Plan Sponsor shall be entitled to payment of the Break-Up Fee in cash promptly from the first available funds of the Company (including any deposit of the successful bidder being held in connection with such Alternative Transaction), and in any event no later than seven (7) days following, closing of the Alternative Transaction. In addition to the payment of the Plan Sponsor Protections, all unpaid amounts outstanding under the DIP Note shall immediately be repaid from the first proceeds of any Alternative Transaction.

The foregoing summary of the RSA does not purport to be complete and is subject to, and qualified in its entirety by, the RSA, which is filed hereto as Exhibit 10.3. In the event of any inconsistency with this summary and any of the documents or transactions described herein, the latter shall control.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.03 of this Current Report on Form 8-K regarding the DIP Note is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

(e) Amendment to Amended and Restated Change in Control and Severance Agreements for Certain Company Officers

As previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 27, 2025, the Company previously entered into amended and restated change in control and severance agreements (the “Amended and Restated Severance Agreements”) with each of the Company’s named executive officers, Christopher Lien, Robert Bertz, and Wister Walcott (each an “NEO”), effective as of March 15, 2025, which are described in the Company’s proxy statement filed with the SEC on April 4, 2025 under the section “Executive Compensation—Potential Payments upon Employment Termination and Change in Control Events.”

On June 30, 2025, the Company’s Board of Directors (the “Board”) approved an amendment to each of the Amended and Restated Severance Agreements (the “Amendments to the Amended and Restated Severance Agreements”) to make additional severance payments to the NEOs in connection with a change of control of the Company, as further incentive to the Company’s NEOs to remain with the Company to assist the Company’s execution of the Plan and Proposed Transaction. The Amendments to the Amended and Restated Severance Agreements provide that each NEO now shall be paid an additional amount equal to such NEO’s aggregate 2025 base salary reduction measured from May 1, 2025 to the date of the CIC Qualifying Termination (as defined in the Amended and Restated Severance Agreements).

The foregoing summary of the Amendments to the Amended and Restated Severance Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the form of Amendment to Amended and Restated Severance Agreement, which is filed hereto as Exhibit 10.4.

Item 8.01 Other Events

As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on June 12, 2025, the Company’s stockholders approved a Plan of Dissolution subject to the Company’s ability to abandon or delay the Plan of Dissolution. Due to the commencement of the Chapter 11 Case, the Board has determined it is in the best interest of the Company and the Company’s stockholders to abandon the Plan of Dissolution in accordance with the terms thereof.

Cautionary Language Regarding Trading in the Company’s Common Stock

The Company’s stockholders are cautioned that trading in the Company’s common stock during the pendency of the Chapter 11 Case is highly speculative and poses substantial risks. The Company’s common stock is no longer listed on the Nasdaq Capital Market, and trading prices for the Company’s common stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Case. Accordingly, the Company urges extreme caution with respect to existing and future investments in its common stock.

Cautionary Language Concerning Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Exchange Act. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Case and the Proposed Transaction, the Company’s ability to continue to operate as usual during the Chapter 11 Case, the Company’s ability to effectuate the proposed sale of substantially all assets of the Company to the Plan Sponsor, allow the Company’s customers to continue to use the Company’s marketing platform, pay all general unsecured creditors in full and provide a distribution to the Company’s stockholders, and the ability of the DIP Financing to provide sufficient liquidity for the Company’s obligations during the Chapter 11 Case. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, the Company’s ability to satisfy the conditions under the RSA, risks inherent in the bankruptcy process, including the negotiation and confirmation of the Plan and the outcome of the Chapter 11 Case generally; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Case; the Company’s ability to consummate the Proposed Transaction; and the effect of the Chapter 11 Case on the Company’s business prospects, financial results and business operations. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on our forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report on Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document
10.1	Secured Promissory Note, dated June 6, 2025.
10.2	Senior Secured Superpriority DIP Promissory Note, dated July 3, 2025.
10.3	Restructuring Support Agreement, dated June 30, 2025, between Marin Software Incorporated, Kaxxa Holdings, Inc. and YYYYY, LLC.
10.4	Form of Amendment to Amended and Restated Change in Control and Severance Agreement.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Marin Software Incorporated

Date: July 3, 2025	By:	/s/ Robert Bertz
Robert Bertz
Chief Financial Officer